UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2007
BENEFICIAL MUTUAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	1-33476	56-2480744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, Philadelphia, Pennsylvania	19106
(Address of principal executive offices)	(Zip Code)

(215) 864-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statement and Exhibits

    Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01 (b)(2) of Form 8-K, Beneficial Mutual Bancorp, Inc. (“the Company”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on July 18, 2007 with the financial information required by Item 9.01.

(a)       Financial Statements of Business Acquired

    The following audited financial statements of FMS Financial Corporation are incorporated by reference to Beneficial Mutual Bancorp, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-141289).

    Report of Independent Registered Public Accounting Firm

    Report of Independent Registered Public Accounting Firm

    Consolidated Statements of Financial Condition as of December 31, 2006 and 2005

    Consolidated Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004

    Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

    Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2006, 2005 and 2004

    Notes to Consolidated Financial Statements

    The following unaudited consolidated interim financial statements of FMS Financial Corporation are filed as Exhibit 99.1 of this Current Report on Form 8-K/A.

    Consolidated Statements of Financial Condition as of June 30, 2007 (unaudited) and December 31, 2006

    Unaudited Consolidated Statements of Operations for the three and six months ended June 30, 2007 and June 30, 2006

    Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and June 30, 2006

    Unaudited Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2007 and June 30, 2006

    Notes to Unaudited Consolidated Financial Statements

(b)  Pro Forma Financial Information

    Filed as Exhibit 99.2 of this Current Report Form 8-K/A and incorporated herein by reference, are the required unaudited pro forma condensed combined statements of financial condition as of June 30, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(c)  Not applicable

(d)  Exhibits

Exhibit Number	Description

99.1	Unaudited interim consolidated financial statements of FMS Financial Corporation as of and for the six months ended June 30, 2007.

99.2	Unaudited pro forma condensed combined financial information for the six months ended June 30, 2007 and for the year ended December 31, 2006.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL MUTUAL BANCORP, INC.

Date: September 27, 2007	By:	/s/ Joseph F. Conners
Joseph F. Conners
Executive Vice President and Chief Financial Officer